UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 29, 2014

American Greetings Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One American Road, Cleveland Ohio	44144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 20, 2014, American Greetings Corporation (the “Company”) entered into a Stock Purchase Agreement to sell to Rock-Tenn Company (“Purchaser”) all of the outstanding equity of its wholly-owned subsidiary, A.G. Industries, Inc. (dba AGI In-Store “AGI In-Store”), the Company’s display fixture business. On August 29, 2014, the Company and the Purchaser completed the transaction. The total purchase price for the divestiture was $73,658,547.68 in cash, subject to a working capital adjustment based on AGI In-Store’s actual net working capital as of the closing date of the transaction.

The Stock Purchase Agreement contains customary representations and warranties and covenants by each party. Both the Company and the Purchaser are obligated, subject to certain limitations, to indemnify the other for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims. In connection with the sale of AGI In-Store, the Company and AGI In-Store entered into a long term supply agreement pursuant to which AGI In-Store will continue to supply the Company with products and accessories. The foregoing description of the disposition and the Stock Purchase Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Without the solicitation of proxies, the following directors as previously reported to the Commission were re-elected on September 4, 2014, by written consent of the sole shareholder of the Company:

Morry Weiss

Zev Weiss

Jeffrey Weiss

Gary Weiss

Elie Weiss

John W. Beeder

Michael J. Merriman, Jr.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited Pro Forma financial information is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Statement of Financial Position for American Greetings Corporation as of May 30, 2014.

•	Unaudited Pro Forma Consolidated Statement of Income for American Greetings Corporation for the year ended February 28, 2014.

•	Unaudited Pro Forma Consolidated Statement of Income for American Greetings Corporation for the three months ended May 30, 2014.

(d) Exhibits

Exhibit Number

2.1	Stock Purchase Agreement, dated as of August 20, 2014, among American Greetings Corporation, A.G. Industries, Inc., and Rock-Tenn Company

99.1	Unaudited Pro Forma Financial Information of American Greetings Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation
(Registrant)

DATE September 5, 2014	By:	/s/ Christopher W. Haffke
Christopher W. Haffke
Vice President, General Counsel and Secretary